Exhibit 99.1

Susquehanna Bancshares, Inc.

Investor Presentation

4th Quarter 2013

Exhibit 99.1

Forward-Looking Statements

During the course of this presentation, we may make projections and other forward-looking statements regarding priorities and strategic objectives of

Susquehanna Bancshares, Inc., as well as projected capital ratios, efficiency ratios, net income and earnings. We encourage investors to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance. We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties. For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the

Securities & Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended September 30, 2013. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.

For more information, please visit our Web site at: www.susquehanna.net

2

Who is Susquehanna?

Corporate Overview Selected Data as of 9/30/2013

Super-community bank headquartered in Assets: $18.5 billion

Lititz, PA

Deposits: $12.7 billion

248 banking offices concentrated in Central

PA, Western MD, and Philadelphia and

Baltimore MSAs Loans & Leases: $13.4 billion

38th largest U.S. commercial bank by assets Assets under management $7.8 billion and 2nd largest headquartered in PA and administration:

Experienced management team with extensive Market Cap1: ~$2.2 billion market knowledge

Average daily volume2: >1 million shares

Franchise is a diversified mix of consumer and

business customers, products and revenue

sources Institutional ownership: > 70%

Non-bank affiliates offering products and Dividend yield3: 2.67%

services in:

Wealth management NASDAQ: SUSQ

Insurance brokerage and employee benefits

1	Based on closing price on November 15th, 2013

Commercial finance 2 Over the last 52 weeks

3	Based on most recent dividend of $0.08 per share

Vehicle leasing

3

Uniquely Positioned

Deposit Market Share: Counties of Operation

Total Deposits

Rank Institution Branch Count in Market Total Market

($000) Share (%)

1 Wells Fargo 377 41,514,008 14.9%

2 PNC 393 28,419,912 10.2%

3 Bank of America 217 25,180,194 9.1%

4 M&T Bank 324 24,420,075 8.8%

5 Toronto-Dominion Bank 167 20,925,057 7.5%

6 Royal Bank of Scotland 217 18,654,030 6.7%

7 Susquehanna 261 12,790,628 4.6%

8 Fulton 191 9,513,532 3.4%

9 Banco Santander 178 9,222,815 3.3%

10 National Penn 120 5,945,401 2.1%

11 BB&T 68 4,327,798 1.6%

12 Beneficial 60 3,777,354 1.4%

13 Citi 13 2,811,745 1.0%

14 First Niagara 61 2,481,487 0.9%

15 Customers 12 2,270,071 0.8%

Total (1-15) 2,665 212,254,107 76.4%

Total (1-239) 4,146 277,747,024 100.0%

Top 3 market share in 11 counties

Top 5 market share in half the MSAs where we do business

Largest locally based community bank

Significant opportunities exist to gain market share

Source: SNL

Note: Regulatory branch and deposit data as of June 30, 2013; banks and thrifts with deposits in counties SUSQ operates in PA/NJ/MD/WV; traditional and in-store branches only, as defined by SNL

Counties of operation are listed in the “Additional Materials” slides at the conclusion of this presentation 4

Building on Momentum

Opportunity Susquehanna

1. Take share, drive Regional structure that empowers local community bankers with organic loan growth the authority, incentives and products they need to drive loan growth, particularly in consumer lending and small business and middle-market banking

2. Defend Margin Peer leading net interest margin to be defended by further improving funding costs, including continued core deposit

growth, and ongoing active balance sheet management

3. Grow fee revenue Growing fees as a percentage of total revenues by investing in non-bank businesses, building full client relationships and

maximizing significant untapped cross-sell potential

4. Maintain efficiency Committed to continuous delivery model improvement, after streamlining expense structure and improving efficiency in 2012

5. Accelerate capital Strong capital position and focus on growing returns enhances generation and returns ability to execute on organic and strategic growth opportunities

5

Focus for 2013

Objectives Selected Initiatives

Core Deposit Growth Technology and mobile delivery Commercial and Consumer Retail and commercial products Loan Growth enhancements

Expand Fee Income as a % of Enhance C&I talent and capacity

Total Revenue

Increase cross-sell

Differentiated Customer

Talent and leadership

Experience development

Elevate Employee Engagement

Process review and improvements

3rd Quarter 2013 Highlights

GAAP EPS of $0.24

A 20% increase over 3Q12

Steady organic loan growth

Total loans and leases grew 1.7% linked quarter, 5.5% YOY

Continued focus on core deposit growth

Core deposits increased by 0.1% linked quarter, 2.8% YOY

Strong net interest margin

Net interest margin of 3.72%

Consistent profitability

ROAA of 0.96% compared to 1.01% and 0.81% in 2Q13 and 3Q12, respectively ROATE1 of 13.67% compared to 14.30% and 12.41% in 2Q13 and 3Q12, respectively

Solid credit quality metrics and capital ratios

NPAs at 0.89% of loans, leases and foreclosed real estate

Strong coverage ratio with allowance representing 164% of nonaccrual loans and leases

Tangible common ratio1 of 8.22%; regulatory ratios exceed “well capitalized”

1 Non-GAAP based financial measures; please refer to the “Additional Materials” slides at the conclusion of this presentation for calculations

7

Momentum:

Loan Growth

Total Loans 12/31/2007

Commercial,

Real estate –financial and

construction

Leases, 5%

agricultural,15%20%

Consumer,

5%

Real estate

Real estate secured -

secured -residential,

commercial,

25%

30%

Organic Loan CAGR: 3.7%

Total Loans 9/30/2013

Real estate –

construction

Commercial,

6%

Leases, 8%

financial and

agricultural,

17%

Consumer,

7%

Real estate

secured -

commercial,

Real estate

31%

secured -

residential,

31%

$8.8 Billion

$13.4 Billion

Strong Loan Growth Momentum

Loans and leases grew 5.5% since 3Q12

Loan and lease originations were up 41.3% from 3Q12

8

Asset Quality Continues to Improve

Net Charge-Offs / Average Loans & Leases (%)

0.95

0.50

4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

NPAs / Loans & leases + foreclosed real estate (%)

1.88

0.89

4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

ALLL / Nonaccrual loans & leases (%)

164

120

4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

Positioned For Further Growth

Pennsylvania Market Delaware Valley Market Maryland Market

Foundation for growth with stable Includes Philadelphia and the state’s Includes Baltimore and three of the commercial and retail banking base four most-affluent counties nation’s 40 most-affluent counties providing ample deposits Growth opportunities fueled by including no. 3, Howard County

Home to distribution hubs for global world-leading education, health care Growth opportunities fueled by world- retailers, manufacturers and distributors and research institutions leading education, health care and serving Northeast and Mid-Atlantic research institutions, as well as major markets federal agencies and contractors

Note: The 16 counties comprising the company’s Pennsylvania Market, the 10 counties comprising the company’s Delaware Valley Market and the 14 counties comprising the company’s Maryland Market are listed in the “Additional Materials” slides at the conclusion of this presentation 10

Market Opportunity

Susquehanna

	HOME MARKET: Central PA[5] 2007	2013		METRO GROWTH MARKETS: Philadelphia[6] 2013	Baltimore[7] 2013
Total Deposits in Current Market[1]	$55.5 B	$67.8 B	→ 22% Growth	$130.8 B	$63.2 B
SUSQ Deposits Rank/Market Share	$2.2 B #9 / 3.9%	$5.9 B #5 / 8.7%	→ 171% Growth	$3.0 B #8 / 2.3%	$1.3 B #7 / 2.0%
Primary Competitors	PNC, M&T, Fulton			TD, RBS, PNC	M&T, PNC, BB&T
Median Household Income[2]		$50,918		$57,132	$62,987
Estimated Household Income Growth from 2012-2017[2]		19.0%		21.2%	21.7%
Population	3.6 M	3.7 M	→ 4.0% Growth	6.0 M	2.7 M
Estimated Population Growth from 2012-2017[3]		2.2%		1.8%	2.5%
# of Businesses with < $10M in Sales[4]		123,522		189,379	93,708

[1] Source: FDIC Deposit Market Share Report
[2] Source: SNL, ESRI. Household Income data reported for Philadelphia and Baltimore metro markets represents Philadelphia-Camden-Wilmington and Baltimore-Towson MSAs, respectively
[3] Source: SNL, ESRI
[4] Source: Bank Intelligence
[5] 16 counties comprising Susquehanna's Pennsylvania Market; please refer to the market definitions set forth in the "Additional Materials" slides at the conclusion of this presentation
[6] Philadelphia Metro = Bucks, Burlington, Camden, Chester, Delaware, Gloucester, Montgomery and Philadelphia counties
[7] Baltimore Metro = Anne Arundel, Baltimore, Baltimore (City), Carroll, Harford and Howard counties

11

Momentum: Defending Net Interest Margin

Susquehanna



0.84%
4.06%
3.97%
3.92%
3.88%
3.72%
3.58%
3.49%
0.65%
3.38%
3.41%
3.41%
3Q12
4Q12
1Q13
2Q13
3Q13
SUSQ NIM
Peer NIM
SUSQ Cost of Funds

Active Balance Sheet Management

- Focus on core deposit growth
- FHLB debt prepayment (4Q11)
- Trust preferred and sub debt redemption (3Q/4Q12)

Countering the Headwinds

- Increase low cost core deposits
- ~$175 million in high rate CD's matured in 3Q13
  - ✓ Successfully retained over 80%
  - ✓ Majority of ~$130 million to mature in 4Q13

Note: Peer company information is average of peer data per SNL; identification of peer companies is included in the "Additional Materials" at the conclusion of this presentation

12

Purchase Accounting Impact

Susquehanna


4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
Net Interest Margin (FTE)
3.88%
0.15
0.08
0.02
0.06
0.01
3.72%
Non purchase accounting roll forward
2Q13
Purchase Accounting
Loans
Investments
Deposits
Borrowings
3Q13

- Total purchase accounting benefit was 33bps in 2Q13 compared to 18bps in 3Q13; decrease was driven by lower than expected loan amortization
- Loan amortization was 27bps in 2Q13 compared to 13bps in 3Q13
- Deposit and borrowing amortization was 6bps in 2Q13 compared to 5ps in 3Q13
- Tower's purchased credit impaired fair value marks are amortized by pooling like asset classes while Abington's marks are amortized at the loan level
- Non-purchased credit impaired fair value marks are amortized at the loan level
- Predicting future amortization is challenging due to prepayment/refinancing, customer behavior and the overall health of the economy

Note: Additional information on purchase accounting impact is listed in the "Additional Materials" slides at the conclusion of this presentation

13

Strong Core Deposit Growth

Total Deposits 12/31/2007 Total Deposits 9/30/2013

Demand Time < Demand

Time < Deposits, $100K, 17% Deposits,

$100K, 31% 14% 15%

Time of

Interest- Organic Core Deposit CAGR: $100K or

bearing 7.0% more, 13% Interest-

demand, bearing

32% demand,

Time of Savings, 8% 47%

$100K or

more, 15%

Savings, 8%

$8.9 Billion $12.7 Billion

Strong Core Deposit Growth Momentum

Positive results in mobile deposit services and stellar checking account Core deposits now account for 70% of total deposits Core deposit growth of 2.8% since 3Q12 Cost of deposits decreased from 2.86% in 4Q07 to 0.45% in 3Q13

Momentum:

Growing Fee Revenue

Fee Revenue ($000)—Quarter Ending

September 30, December 31, September 30,

2012 2012 2013

Service charges on deposit accounts $ 9,013 $ 9,158 $ 9,514

Vehicle origination and servicing fees 2,470 3,746 2,907

Wealth management commissions and fees 11,923 11,882 12,606

Commissions on property and casualty insurance sales 3,158 3,749 3,872

Other commissions and fees 5,387 6,680 5,276

Income from bank-owned life insurance 1,726 1,603 1,493

Mortgage banking revenue 5,113 4,835 2,237

Diversified fee revenue streams

Momentum in wealth management and deposit fees

Commercial lending and core deposit growth initiatives support growth

Opportunities exist in mortgage, wealth management and capital markets

Momentum:

Efficiency Focus Benefits Core Performance

$215,000

$195,000

$175,000

$155,000

60.96% 61.62%

$135,000 60.17% 59.57%

$115,000 58.98%

$95,000

$75,000

3Q12 4Q12 1Q13 2Q13 3Q13

($000) Total Revenue Total Noninterest Expense Efficiency Ratio

Successfully lowered efficiency ratio from 66.83% for 2011 to 60.43% for 2013

Management target of 60.0%

Achieved desired cost savings of $58 million from acquisitions and core Susquehanna operations Opportunity exists to optimize delivery model, including planned investments in technology and web/mobile banking

Recent branch closings should result in additional cost savings

Note: Efficiency ratio excludes net realized gain on acquisition, merger related expenses and loss on extinguishment of debt and is a non-GAAP based financial measure; please refer to the “Additional Materials” slides at the conclusion of this presentation for calculations 16

Momentum:

Capital Generation and Returns

Capital ratios remain strong

Tangible Tier 1

Common Common / Tier 1 Tier 1 Total

Equity1 RWA Leverage Risk-Based Risk-Based

9/30/2013 8.22% 10.41% 9.47% 11.52% 12.92%

Management

Minimum 7.50% 8.00% 6.00% 9.50% 11.50%

Target

We do not expect Basel III to have a material impact to our risk-weighted assets

Assuming phase out of TruPS was effective today, we believe we would be fully compliant with revised capital requirements, including the capital conservation buffer

Capital generation has benefited from a leading ROATE and 30-35% dividend payout ratio

Growing capital strength ensures ability to execute on capital allocation priorities

Support continued organic growth

Position for changing regulatory landscape

Increase quarterly cash dividends to shareholders

Consider strategic M&A opportunities

1 The tangible common equity ratio is a non-GAAP based financial measure; please refer to the “Additional Materials” slides at the conclusion of this presentation for calculations 17

Earnings Power Drives Returns

Earnings and Dividends

$0.23 $0.23 $0.24 $0.24

$0.20 $0.20

$0.14

GAAP EPS 35% Payout

Ratio

$0.07 $0.07 $0.08 $0.08 $0.08

Dividends $ 0.05 $ 0.06

$ 0.03

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

ROATE1 ROAA

14.30%

14.01% 13.87% 0.95% 1.01%

13.23% 12.41% 13.67% 0.85% 0.95% 0.96%

0.81%

8.36% 0.58%

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

1 Non-GAAP based financial measure; please refer to the “Additional Materials” slides at the conclusion of this presentation for calculations

Building on Momentum

Opportunity Susquehanna

1. Take share, drive Regional structure that empowers local community bankers with organic loan growth the authority, incentives and products they need to drive loan growth, particularly in consumer lending and small business and middle-market banking

2. Defend Margin Peer leading net interest margin to be defended by further improving funding costs, including continued core deposit growth, and ongoing active balance sheet management

3. Grow fee revenue Growing fees as a percentage of total revenues by investing in non-bank businesses, building full client relationships and maximizing significant untapped cross-sell potential

4. Maintain efficiency Committed to continuous delivery model improvement, after streamlining expense structure and improving efficiency in 2012

5. Accelerate capital Strong capital position and focus on growing returns enhances generation and returns ability to execute on organic and strategic growth opportunities

Additional Materials

Executive Leadership Team

William Reuter

Chairman and CEO

39 years banking experience,

including 23 years with Susquehanna

Drew Michael Gregory Andrew Mike

Hostetter Quick Duncan Samuel Harrington

Chief Financial Chief Corporate Chief Operating Chief Revenue Treasurer

Officer Credit Officer Officer Officer experience, 26 years banking including

30 years banking 42 years banking 29 years banking 28 years banking 1 year with experience, including experience, including experience, including experience, including Susquehanna

18 years with 21 years with 22 years with 1 year with Susquehanna

Susquehanna Susquehanna Susquehanna

Critical Mass in Attractive Markets

Susquehanna

Susquehanna Bank Market[1]	Pennsylvania	Delaware Valley	Maryland
Branches[2]	119	76	66
Loans as % of total[2]	46%	23%	31%
Deposits as % of total[2]	44%	29%	27%
Deposit market share (rank)[3]			
2013	8.7% (5th)	2.6% (8th)	4.5% (6th)
2007	3.9% (9th)	1.2% (12th)	4.2% (7th)

Pennsylvania Market

- Foundation for growth with stable commercial and retail banking base providing ample deposits
- Home to distribution hubs for global retailers, manufacturers and distributors serving Northeast and Mid-Atlantic markets

Delaware Valley Market

- Includes Philadelphia and the state's four most-affluent counties[4]
- Growth opportunities fueled by world-leading education, health care and research institutions

Maryland Market

- Includes Baltimore and three of the nation's 40 most-affluent counties including no. 3, Howard County[4]
- Growth opportunities fueled by world-leading education, health care and research institutions, as well as major federal agencies and contractors

[1] The 16 counties comprising the company's Pennsylvania Market, the 10 counties comprising the company's Delaware Valley Market and the 14 counties comprising the company's Maryland Market are listed in the "Additional Materials" slides at the conclusion of this presentation
[2] Company data as of 9/30/2013. Percentages based on internal company commercial and retail market allocations. Excludes leases and tax free loans and brokered and inter-company deposits
[3] FDIC June 30, 2013 deposit market share data as reported by SNL for the counties comprising each of the company's three markets
[4] U.S. Census Bureau's American Community Survey of median household income by county

22

3rd Quarter 2013 Financial Highlights

Quarterly Performance Highlights

(Dollars in thousands, except earning per share data)

9/30/2013 12/31/2012 9/30/2012

Balance Sheet:

Loans and Leases $ 13,376,454 $ 12,894,741 $ 12,675,607

Deposits $ 12,721,685 $ 12,580,046 $ 12,725,379

Income Statement:

Net interest income $ 145,949 $ 155,304 $ 149,142

Pre-tax pre-provision income * $ 69,591 $ 75,262 $ 76,844

Provision for loan and lease losses $ 5,000 $ 13,000 $ 16,000

GAAP net income $ 44,291 $ 43,174 $ 36,732

GAAP EPS $ 0.24 $ 0.23 $ 0.20

*	Excludes merger-related and extinguishment of debt expenses

Loan and Lease Originations

Average Balance* 3Q12 4Q12 1Q13 2Q13 3Q13

($ in Millions) Balance Originations Balance Originations Balance Originations Balance Originations Balance Originations

Commercial $ 1,870 $ 167 $ 1,898 $ 226 $ 1,996 $ 224 $ 2,005 $ 221 $ 1,997 $ 166

Real Estate - Const & Land 899 101 859 92 797 137 777 148 752 196

Real Estate - 1-4 Family Res 2,279 86 2,274 72 2,266 57 2,262 67 2,258 90

Real Estate - Commercial 4,315 121 4,276 136 4,295 206 4,356 263 4,440 267

Real Estate - HELOC 1,169 93 1,209 89 1,235 113 1,285 154 1,358 160

Tax-Free 390 55 430 4 427 3 420 2 402 42

Consumer Loans 794 110 810 104 820 114 853 149 887 128

Commercial Leases 299 81 289 85 287 78 300 124 319 101

Consumer Leases 424 86 512 167 644 138 698 87 756 122

VIE 173 - 168 - 162 - 156 - 122 -

Total Loans $ 12,612 $ 900 $ 12,725 $ 975 $ 12,929 $ 1,070 $ 13,112 $ 1,215 $ 13,291 $ 1,272

*By collateral type

Loan Mix & Yield

Average Balance*

($ in Millions) 3Q12 4Q12 1Q13 2Q13 3Q13

INT % QTR

Commercial $ 1,870 5.31% $ 1,898 5.35% $ 1,996 5.28% $ 2,005 5.03% $ 1,997 5.00%

Real Estate - Const & Land 899 5.64% 859 5.90% 797 6.05% 777 6.69% 752 5.21%

Real Estate - 1-4 Family Res 2,279 5.03% 2,274 4.97% 2,266 4.91% 2,262 4.82% 2,258 4.60%

Real Estate - Commercial 4,315 5.60% 4,276 5.51% 4,295 5.43% 4,356 5.22% 4,440 4.99%

Real Estate - HELOC 1,169 3.82% 1,209 3.74% 1,235 3.68% 1,285 3.64% 1,358 3.59%

Tax-Free 390 5.40% 430 5.47% 427 5.10% 420 5.09% 402 5.07%

Consumer Loans 794 5.02% 810 4.95% 820 4.77% 853 4.52% 887 4.33%

Commercial Leases 299 7.48% 289 7.50% 287 7.56% 300 7.15% 319 6.64%

Consumer Leases 424 4.30% 512 4.11% 644 3.88% 698 3.68% 756 3.51%

VIE 173 4.42% 168 4.39% 162 4.36% 156 4.34% 122 4.92%

Total Loans $ 12,612 5.23% $ 12,725 5.18% $ 12,929 5.03% $ 13,112 4.95% $ 13,291 4.70%

*By collateral type

25

CRE and Construction Composition

Industrial/Manufacturing, 2% Recreational, 2%

Commercial Construction,

4%

Office, 16%

Mixed Use, 5%

Multi-Family, 5%

Warehouse, 6%

Retail, 14%

Hotels - Motels, 7%

Land, 6%

Other, 14%

Residential, 8%

Service, 13%

3Q13

26

Asset Quality

($ in Millions)

Non Accruals TDRs

$125 $75 $ 70

$120 $118 $70 $ 68 $ 66

$115 $65 $ 64

$110 $105 $60 $57

$105 $103 $102

$100 $98 $55

$95 $50

$90 $45

$85 $40

$80 $35

$75 $30

3Q12 4Q12 1Q13 2Q13 3Q13 3Q12 4Q12 1Q13 2Q13 3Q13

3Q12 4Q12 1Q13 2Q13 3Q13

NPL’s Beginning of Period $ 127.3 $ 118.4 $ 97.8 $ 103.4 $ 105.1

New Non Accruals 17.3 19.0 23.1 23.6 23.1

Cure/Exits/Other (6.2) (21.5) 0.4 (13.4) (12.6)

Gross Charge-Offs (15.8) (15.4) (15.5) (5.0) (8.9)

Transfer to OREO (4.2) (2.7) (2.4) (3.5) (4.7)

NPL’s End of Period $ 118.4 $ 97.8 $ 103.4 $ 105.1 $ 102.0

Asset Quality
($ in Millions)



OAEM
$500
$450
$400
$350
$300
$250
$200
$415
$388
$403
$446
$425
3Q12
4Q12
1Q13
2Q13
3Q13



Substandard
$550
$530
$510
$490
$470
$450
$430
$410
$390
$370
$350
$539
$530
$532
$495
$525
3Q12
4Q12
1Q13
2Q13
3Q13



Past Due 30-89 days
$90
$80
$70
$60
$50
$40
$30
$63
$80
$59
$39
$40
3Q12
4Q12
1Q13
2Q13
3Q13



Past due 90 days or more
$10
$9
$8
$7
$6
$5
$4
$8
$8
$6
$7
$9
3Q12
4Q12
1Q13
2Q13
3Q13

28

Investment Securities

EOP Balance

($ in Millions) 3Q12 4Q12 1Q13 2Q13 3Q13

QTR Yield

Total Investment Securities $2,908 $2,730 $2,553 $2,494 $2,644

Duration (years) 3.6 3.6 3.6 4.3 4.1

Yield 2.69% 2.59% 2.64% 2.61% 2.67%

Unrealized Gain/(Loss) $61.9 $57.1 $50.6($2.7) $1.3

Deposit Mix & Cost

Average Balance

($ in Millions) 3Q12 4Q12 1Q13 2Q13 3Q13

INT % QTR

Demand $ 1,938 0.00% $ 1,946 0.00% $ 1,918 0.00% $ 1,912 0.00% $ 1,911 0.00%

Interest Bearing Demand 5,537 0.35% 5,803 0.33% 5,895 0.32% 5,984 0.28% 5,937 0.26%

Savings 1,003 0.11% 1,019 0.11% 1,049 0.11% 1,080 0.11% 1,076 0.11%

Certificates of Deposits 4,111 1.17% 3,835 1.21% 3,778 1.21% 3,892 1.20% 3,871 1.05%

Total Interest-Bearing Deposits $ 10,651 0.64% $ 10,657 0.62% $ 10,722 0.61% $ 10,956 0.59% $ 10,884 0.53%

Core Deposits/Total 67.3% 69.6% 70.1% 69.8% 69.7%

Loans(excluding VIE)/Deposits 99.8% 99.6% 101.0% 100.7% 102.9%

Borrowing Mix & Cost

Average Balance

($ in Millions) 3Q12 4Q12 1Q13 2Q13 3Q13

INT % QTR

Short-Term Borrowings $ 749 0.28% $ 811 0.26% $ 817 0.25% $ 728 0.26% $ 758 0.27%

FHLB Advances 1,073 0.35% 1,167 0.36% 1,155 0.33% 1,042 0.36% 1,285 0.33%

Long Term Debt 727 4.85% 561 1.19% 509 3.28% 496 3.32% 476 3.45%

Total Borrowings $ 2,549 1.62% $ 2,539 0.51% $ 2,481 0.91% $ 2,266 0.98% $ 2,519 0.90%

Off Balance Sheet Swap Impact 675 0.69% 675 0.71% 927 0.73% 927 0.82% 927 0.78%

Total Borrowing Cost 2.31% 1.22% 1.64% 1.80% 1.68%

Total Borrowings / Total Assets 14.1% 14.1% 13.8% 12.5% 13.8%

Quarterly Fee Revenue

Noninterest Income ($000)

September 30, December 31, March 31, June 30, September 30,

2012 2012 2013 2013 2013

Service charges on deposit accounts $ 9,013 $ 9,158 $ 8,672 $ 9,347 $ 9,514

Vehicle origination and servicing fees 2,470 3,746 3,354 2,407 2,907

Wealth management commissions and fees 11,923 11,882 12,390 13,289 12,606

Commissions on property and casualty insurance sales 3,158 3,749 4,542 4,360 3,872

Other commissions and fees 5,387 6,680 5,237 6,686 5,276

Income from bank-owned life insurance 1,726 1,603 1,508 1,520 1,493

Mortgage banking revenue 5,113 4,835 4,110 3,998 2,237

Net realized gain (loss) on sales of securities 31 (200) 18 (71) 2

Other 4,840 2,319 2,813 7,540 3,436

Total* $ 43,661 $ 43,772 $ 42,644 $ 49,076 $ 41,343

*Excludes Net realized gain on acquisitions

Earnings Drivers

3Q12 4Q12 1Q13 2Q13 3Q13

($000)

Avg. interest-earning assets $15,537,037 $15,604,029 $15,642,309 $15,720,859 $15,960,228

Net interest margin (FTE) 3.92% 4.06% 3.97% 3.88% 3.72%

Net interest income $149,142 $155,304 $149,206 $148,097 $145,949

Noninterest income 43,661 43,772 42,644 49,076 41,343

Total revenue 192,803 199,076 191,850 197,173 187,292

Noninterest expense 115,959* 123,814* 117,729 119,738 117,701

Pre-tax, pre-provision income 76,844* 75,262* 74,121 77,435 69,591

Provision for loan losses 16,000 13,000 12,000 12,000 5,000

Pre-tax income $60,844* $62,262* $62,121 $65,435 $64,591

*	Excludes merger-related and extinguishment of debt expenses

2013 Financial Targets

FTE margin 3.80%

Loan growth 4.00%

Deposit growth 2.00%

Non-interest income growth 5.00%

Non-interest expense growth -2.50%

Tax rate 31.00%

Note: The growth percentages included in these financial targets are based upon 2012 reported numbers

Susquehanna Bank Markets

Pennsylvania Market: Maryland Market: Delaware Valley Market:

Adams, PA Allegany, MD Atlantic, NJ

Berks, PA Anne Arundel, MD Bucks, PA

Centre, PA Baltimore, MD Burlington, NJ

Cumberland, PA Baltimore City, MD Camden, NJ

Dauphin, PA Bedford, PA Chester, PA

Lancaster, PA Berkley, WV Cumberland, NJ

Lebanon, PA Carroll, MD Delaware, PA

Lehigh, PA Franklin, PA Gloucester, NJ

Luzerne, PA Fulton, PA Montgomery, PA

Lycoming, PA Garrett, MD Philadelphia, PA

Northampton, PA Harford, MD

Northumberland, PA Howard, MD

Schuylkill, PA Washington, MD

Snyder, PA Worcester, MD

Union, PA

York, PA

Peer Companies

Associated Banc-Corp Fulton Financial

BancorpSouth Hancock Holding

BOK Financial IBERIABANK

City National People’s United

Commerce Bancshares Signature Bank

Cullen/Frost Bankers TCF Financial

F.N.B. UMB Financial

First Horizon Valley National

First Niagara Webster Financial

FirstMerit Wintrust Financial

Non-GAAP Reconciliation
($ in thousands)

	3Q13	2Q13	1Q13	4Q12	3Q12
Efficiency Ratio					
Other expense	**$ 117,701**	$ 119,738	$ 117,729	$ 125,277	$ 122,910
Less: Merger related expenses	**0**	0	0	(1,054)	(1,500)
Loss on extinguishment of debt	**0**	0	0	(409)	(5,451)
Noninterest operating expense (numerator)	**$ 117,701**	$ 119,738	$ 117,729	$ 123,814	$ 115,959
Taxable-equivalent net interest income	**$ 149,683**	$ 151,916	$ 153,021	$ 159,332	$ 152,948
Other income	**41,343**	49,076	42,644	43,772	43,661
Denominator	**$ 191,026**	$ 200,992	$ 195,665	$ 203,104	$ 196,609
Efficiency ratio	**61.62%**	59.57%	60.17%	60.96%	58.98%

The efficiency ratio is a non-GAAP based financial measure. Management excludes merger-related expenses and certain other selected items when calculating this ratio, which is used to measure the relationship of operating expenses to revenues.

	3Q13	2Q13	1Q13	4Q12	3Q12
Tangible Common Ratio					
End of period balance sheet data					
Shareholders' equity	**$ 2,679,348**	$ 2,644,940	$ 2,639,489	$ 2,595,909	$ 2,584,682
Goodwill and other intangible assets [1]	**(1,263,928)**	(1,265,016)	(1,266,610)	(1,263,563)	(1,263,361)
Tangible common equity (numerator)	**$ 1,415,420**	$ 1,379,924	$ 1,372,879	$ 1,332,346	$ 1,321,321
Assets	**$18,481,150**	$18,083,039	$17,967,174	$18,037,667	$18,106,730
Goodwill and other intangible assets [1]	**(1,263,928)**	(1,265,016)	(1,266,610)	(1,263,563)	(1,263,361)
Tangible assets (denominator)	**$17,217,222**	$16,818,023	$16,700,564	$16,774,104	$16,843,369
Tangible common ratio	**8.22%**	8.21%	8.22%	7.94%	7.84%

The tangible common ratio is a non-GAAP based financial measure using non-GAAP based amounts. The most directly comparable GAAP-based measure is the ratio of common shareholders' equity to total assets. In order to calculate tangible common shareholders equity and assets, our management subtracts the intangible assets from both the common shareholders' equity and total assts. Tangible common equity is then divided by the tangible assets to arrive at the ratio. Management uses the ratio to assess the strength of our capital position.

[1] Net of applicable deferred income taxes

36

Non-GAAP Reconciliation
($ in thousands)

Susquehanna

	3Q13	2Q13	1Q13	4Q12	3Q12
Return on Average Tangible Equity					
Income statement data					
Net income	**$ 44,291**	$ 45,648	$ 42,399	$ 43,174	$ 36,732
Amortization of intangibles, net of taxes at 35%	**1,626**	1,984	2,124	2,127	2,169
Net tangible income (numerator)	**$ 45,917**	$ 47,632	$ 44,523	$ 45,301	$ 38,901
Average balance sheet data					
Shareholders' equity	**$ 2,642,806**	$ 2,648,314	$ 2,614,319	$ 2,597,254	$ 2,562,092
Goodwill and other intangible assets	**(1,310,155)**	(1,312,257)	(1,312,662)	(1,311,192)	(1,315,071)
Tangible common equity (denominator)	**$ 1,332,651**	$ 1,336,057	$ 1,301,657	$ 1,286,062	$ 1,247,021
Return on equity (GAAP basis)	**6.65%**	6.91%	6.58%	6.61%	5.70%
Effect of goodwill and other intangibles	**7.02%**	7.39%	7.29%	7.40%	6.71%
Return on average tangible equity	**13.67%**	14.30%	13.87%	14.01%	12.41%

Return on average tangible equity is a non-GAAP based financial measure calculated using non-GAAP based amounts. The most directly comparable GAAP-based measure is return on average equity. We calculate return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from our calculation of return on average equity. Management uses the return on average tangible equity in order to review our core operating results. Management believes that this is a better measure of our performance. In addition, this is consistent with the treatment by bank regulatory agencies, which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios.

	3Q13	2Q13	1Q13	4Q12	3Q12
Tangible Book Value per Common Share					
End of period balance sheet data					
Shareholders' equity	**$ 2,679,348**	$ 2,644,940	$ 2,639,489	$ 2,595,909	$ 2,584,682
Goodwill and other intangible assets	**(1,309,105)**	(1,311,176)	(1,313,648)	(1,311,691)	(1,313,310)
Tangible common equity (numerator)	**$ 1,370,243**	$ 1,333,764	$ 1,325,841	$ 1,284,218	$ 1,271,372
Common shares outstanding (denominator)	**187,225**	187,023	186,800	186,554	186,465
Tangible book value per common share	**$ 7.32**	$ 7.13	$ 7.10	$ 6.88	$ 6.82

Tangible book value per share is a non-GAAP based financial measure calculated using non-GAAP based amounts. The most directly comparable GAAP based measure is book value per share. In order to calculate tangible book value per share, we divide tangible common equity, which is a non-GAAP based measure calculated as common shareholders' equity less intangible assets, by the number of shares of common stock outstanding. In contrast, book value per share is calculated by dividing total common shareholders' equity by the number of shares of common stock outstanding. Management uses tangible book value per share to assess our capital position and ratios.

37

Non-GAAP Reconciliation

3Q13 2Q13 1Q13 4Q12 3Q12

Net Interest Margin (excluding purchase accounting)

Reported net interest margin (GAAP basis) 3.72% 3.88% 3.97% 4.06% 3.92% Adjustments for purchase accounting: Loans and leases -0.13% -0.27% -0.27% -0.23% -0.18% Deposits -0.04% -0.05% -0.07% -0.08% -0.10% Borrowings -0.01% -0.01% -0.01% -0.10% -0.02%

Net Interest Margin (excluding purchase accounting) 3.54% 3.55% 3.62% 3.65% 3.62%

Net interest margin (excluding purchase accounting) is a non-GAAP based financial measure using non-GAAP based amounts. The most directly comparable GAAP based measure is net interest margin. In order to calculate net interest margin (excluding purchase accounting), we subtract the effects of amortizing/accreting purchase accounting valuation amounts from net interest income, and divide the remainder by average earning assets. Management uses the net interest margin (excluding purchase accounting)to measure and monitor the interest rate risk to net interest income.